UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 31, 2011
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 31, 2011, Sun Communities, Inc. (the “Company”), entered into a Second Amendment to Sales Agreement with Brinson Patrick Securities Corporation (the “Sales Manager”) which amended the Sales Agreement dated August 27, 2009, as amended, between the Company and the Sales Manager.  Under the Sales Agreement, the Company may issue and sell through the Sales Manager, as agent, shares of common stock from time to time pursuant to the Company’s effective shelf registration statement on Form S-3.  Under the Second Amendment to Sales Agreement, the number of shares of common stock that may be sold under the Sales Agreement is not limited.  However, the Sales Manager does not sell shares under the Sales Agreement without direction from the Company.  The Company's board of directors has authorized the sale of up to an additional 1,600,000 shares after May 2011 under the Sales Agreement upon the direction of the Company's Management.  The Second Amendment to Sales Agreement also memorializes the parties’ agreement that the Company will pay the Sales Manager a commission at a fixed commission rate of 2% of the gross sales price per share sold. The Company has also agreed to provide the Sales Manager with customary indemnification rights under the Sales Agreement.  Additional information regarding the Sales Agreement, as amended, is set forth in the Company’s prospectus supplement, dated May 31, 2011, which will be filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Sales Agreement and the Second Amendment to Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 27, 2009 and the Second Amendment to Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01.                      OTHER EVENTS

On May 31, 2011, the Company issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the May 27, 2011 acquisition of a recreational vehicle community by a wholly-owned subsidiary of Sun Communities Operating Limited Partnership, the Company’s primary operating subsidiary.

The information contained in this Item 8.01 on Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.	EXHIBITS

(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
1.1	Second Amendment to Sales Agreement dated May 31, 2011, executed by and between Sun Communities, Inc. and Brinson Patrick Securities Corporation
99.1	Press Release issued May 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2011                                                                           SUN COMMUNITIES, INC.

By:           /s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

SUN COMMUNITIES, INC.
EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.1	Second Amendment to Sales Agreement dated May 31, 2011, executed by and between Sun Communities, Inc. and Brinson Patrick Securities Corporation
99.1	Press Release issued May 31, 2011